UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-214

                           SENTINEL GROUP FUNDS, INC.
               (Exact name of registrant as specified in charter)

                 National Life Drive, Montpelier, Vermont 05604
               (Address of principal executive offices) (zip code)

                               D. Russell Morgan
                        Sentinel Asset Management, Inc.
                 National Life Drive, Montpelier, Vermont 05604
                    (Name and address of agent for service)





Registrant's telephone number, including area code: (802) 229-3900

Date of fiscal year end: June 30

Date of reporting period: June 30, 2006

ITEM 1. REPORT TO SHAREHOLDERS




                          SENTINEL
                          FUNDS
                          Sentinel Capital Growth Fund
                          Sentinel Growth Leaders Fund

                          THE POWER
                          OF INDEPENDENT THINKING

                          Annual Report
                          June 30, 2006

.................................................................................

ABOUT THE SENTINEL LOGO...

{LOGO Omitted}

We are often asked about our Sentinel logo. It represents and embodies the frontier spirit of Ethan Allen, one of the first true heroes of the American Revolution and still perhaps the most famous Vermonter more than two centuries after his death. Allen and his Green Mountain Boys fought the British unrelentingly, captured Fort Ticonderoga and helped turn the tide of war in the American Colonies' favor. He left his own personal and indelible mark on our nation's history, and personified the qualities of independent thinking - and action - that we at Sentinel strive to emulate today.

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SENTINEL FUNDS

National Life Drive,
Montpelier, Vermont 05604

(800) 282-FUND (3863)




--------------------------------------------------------------------------------
TABLE OF CONTENTS

 2   Message to Shareholders
 4   Understanding your Sentinel Funds Financial Statements
 5   Fund Performance
 6   Actual and Hypothetical Expenses for Comparison Purposes
 8   Sentinel Capital Growth Fund
11   Sentinel Growth Leaders Fund
13   Statement of Assets and Liabilities
14   Statement of Operations
15   Statement of Changes in Net Assets
16   Financial Highlights
18   Notes to Financial Statements
22   Report of Independent Registered Public Accounting Firm
23   Information and Services for Shareholders
26   Board Approval of Investment Advisory Agreement
26   Proxy Voting Results
27   Directors and Officers







                                                                               1
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MESSAGE TO SHAREHOLDERS


{PHOTO OMITTED}



ELIZABETH BRAMWELL, CFA
SENIOR VICE PRESIDENT,
SENTINEL ASSET MANAGEMENT, INC.
PORTFOLIO MANAGER,
SENTINEL CAPITAL GROWTH FUND
SENTINEL GROWTH LEADERS FUND


SENTINEL CAPITAL GROWTH AND
GROWTH LEADERS FUNDS
INVESTMENT RESULTS
FISCAL YEAR ENDING JUNE 30, 2006

Reviewing the 2006 fiscal year ending June 30, 2006, global expansion was robust throughout the period. Corporate profits were strong and employment increased steadily. Exports rose, thereby narrowing the trade deficit, and tax revenues came in stronger than expected as the result of higher profits and individual incomes, thereby narrowing the federal deficit by more than $100 billion to less than $300 billion for fiscal 2006. Housing slowed in response to higher interest rates.

         For the 12 months ending June 30, 2006, the Sentinel Capital Growth Fund Class A (formerly the Bramwell Growth Fund) gained 9.94% and the Sentinel Growth Leaders Fund Class A (formerly the Bramwell Focus Fund) gained 13.75%, compared to 8.62% for the S&P 500(R) Stock Index and 6.12% for the Russell 1000 Growth Index.

         Sectors that contributed most to both Funds' performance over the 12-month period were industrials, energy, financials and materials. Outperforming individual stocks for Sentinel Capital Growth Fund were Caterpillar, Peabody Energy, Robert Half, BlackRock, Chicago Mercantile Exchange, Arch Coal, Schlumberger, FedEx, Gilead, and Emerson Electric.

         Individual stocks that outperformed for Sentinel Growth Leaders Fund were Jacobs Engineering, Robert Half, Emerson Electric, Caterpillar, Commercial Metals, BlackRock, Peabody Energy, Canadian Pacific, Corning and Joy Global. Sectors that did poorly for both Funds were consumer staples and consumer discretionary.

         Both Funds may own the same stocks, but weightings may vary during the periods, given that Growth Leaders invests in a limited number of 20-30 stocks. As a result, Growth Leaders Fund is more sensitive to price movements and portfolio weightings of a given sector or individual stock. In the most recent June quarter, the Capital Growth Fund declined 2.34% and the Growth Leaders Fund was down 2.58%. By comparison, the S&P 500 fell 1.44% and the Russell 1000 Growth declined 3.87%.

         Sectors that performed most strongly in the June quarter for both Funds were materials and consumer staples. Top performing stocks for Capital Growth Fund were: J.C. Penney, Roche, Walgreen, Chicago Mercantile Exchange, Robert Half, Inco, Allegheny Technologies, Peabody Energy, FedEx and Wells Fargo.

         Top performing stocks for Growth Leaders Fund were: Allegheny Technologies, Nucor, Euronet, Robert Half, Roche, United Parcel, Regal Beloit, Walgreen, Caterpillar and Citrix. Stocks that did most poorly for Capital Growth Fund were UnitedHealth, Cheesecake Factory and Medtronic. Stocks that did most poorly for Growth Leaders Fund were Qualcomm, Autodesk and C.B. Richard Ellis.

         Economic growth decelerated to 2.5% in the June quarter from 5.6% in the March quarter, in response to higher Fed Funds rates set by the Federal Reserve Board. Going forward, we expect the U.S. economy to grow 2.25-2.5% in the second half. We look for global growth, however, to grow faster than 3%. U.S. companies with foreign operations should benefit from higher international growth.

         We anticipate that the Federal Reserve is less likely to raise the Fed Funds rate beyond 5.25%, given the deceleration in economic growth in the June quarter, and that inflation will be contained in a slower growing second-half economy.

    Capital spending is expected to be the driving force for economic growth, both domestically and globally. In the United States, capital spending has increased broadly for productivity-enhancing equipment. New plants have been built, e.g., for pharmaceutical and biotech products, and for energy production, e.g., ethanol. Public spending has increased for roads, hospitals and schools. Globally, the shift from rural agricultural towards urban industrialized economies has driven capital spending for roads, bridges, power plants, water treatment and communications. Developing new sources of basic materials and


2



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energy and manufacturing both consumer and industrial products have been robust.
Europe and Japan are recovering and low interest rates in many foreign countries are expanding local housing markets and offsetting a housing slowdown in the United States. Metals could particularly benefit in that metal usage in emerging markets grows at about twice the rate in developed markets because of the initial buildout of infrastructure.

         Both in the United States and in emerging markets, economies should benefit from increasing employment. We are looking for slower consumer spending in the United States but strong consumer spending in emerging markets.

         We believe the demands of an expanding middle class in numerous markets for new and better consumer goods, and the demand for greater productivity and more efficient industrial plants could sustain capital spending for several years to come.

         We continue to believe that areas of specific opportunity include engineering and infrastructure-related companies, which are likely to benefit from multi-year increased demand. The pursuit of greater energy efficiency should drive capital spending as well as general expansion needs. Financial services, brand name consumer goods, and healthcare should all benefit from rising standards of living. Ideally, we prefer companies that have leading market shares in their respective industries and financial strength.

         We believe that earnings growth is the key metric for long-term stock market performance. Valuations appear attractive, with the portfolios' 2006E price/earnings ratios of 17 at parity with estimated 17% growth rates in 2006. Historically, a P/E ratio-to-growth of 1.0 has been a favorable metric for future market performance. Also, private equity funds have accumulated substantial pools of investment capital and are offering to buy specific public companies at meaningful premiums to current market prices. This activity should be positive for overall valuations.

Sincerely,





/S/ ELIZABETH R. BRAMWELL, CFA
------------------------------
Elizabeth R. Bramwell, CFA
Senior Vice President and Portfolio Manager
Sentinel Asset Management, Inc.





/S/ CHRISTIAN W. THWAITES
-------------------------
Christian W. Thwaites
President and Chief Executive Officer
Sentinel Asset Management, Inc.

July 28, 2006






THE OUTLOOK AND OPINIONS EXPRESSED ABOVE REPRESENT THE VIEWS OF THE PORTFOLIO MANAGER AS OF JULY 28, 2006. THEY ARE SUBJECT TO CHANGE AS ARE ALL EQUITY POSITIONS AS MARKET AND ECONOMIC EVENTS UNFOLD.



                                                                               3
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UNDERSTANDING YOUR SENTINEL FUNDS FINANCIAL STATEMENTS


(1) SCHEDULE OF INVESTMENT IN SECURITIES
This schedule shows you which investments your fund owned on the last day of the reporting period. The schedule includes:
     o   a list of each investment
     o   the number of shares/par amount of each stock, bond or short-term note
     o   the market value of each investment
     o   the percentage of investments in each industry
     o   the percent and dollar breakdown of each category

(2) STATEMENT OF ASSETS AND LIABILITIES
This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

         Net Assets are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses, if any; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

(3) STATEMENT OF OPERATIONS
This statement breaks down how each fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions. Fund Operations include:
     o   income earned from investments
     o   management fees and other expenses
     o gains or losses from selling investments (known as realized gains or losses)
     o gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

(4) STATEMENT OF CHANGES IN NET ASSETS These statements show how each fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:
     o operations - a summary of the Statement of Operations for the most recent period
     o   distributions - income and gains distributed to shareholders
     o capital share transactions - shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

(5) FINANCIAL HIGHLIGHTS These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less if the fund or class is not five years old). On a per-share basis, it includes:
     o   share price at the beginning of the period
     o   investment income and capital gains or losses
     o   income and capital gains distributions paid to shareholders
     o   share price at the end of the period
It also includes some key statistics for the period:
     o total return - the overall percentage return of the fund, assuming reinvestment of all distributions
     o expense ratio - operating expenses as a percentage of average net assets
     o net income ratio - net investment income as a percentage of average net assets
     o portfolio turnover - the percentage of the portfolio that was replaced during the period.







4
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FUND PERFORMANCE
Performance data for each Sentinel Fund share class is provided in this table. Financial data is contained in the following pages.

                                                                                                 Total Return   Total Return
                                                      06/30/06                                   for the Period for the Period
                                                      Net Asset                   Capital        07/01/05       03/20/06
Sentinel               Fund               Nasdaq      Value Per     Income        Gain           through        through
Fund                   Class              Symbol      Share         Dividends     Distributions  06/30/06*      06/30/06*
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL GROWTH**       A SHARES           BRGRX       $18.80        $ -           $2.50          9.94%
                       C SHARES****       SECGX       18.72           -             -                             -3.75%



GROWTH LEADERS***      A SHARES           BRFOX       10.59           -             -           13.75%
                       C SHARES****       SGLFX       10.57           -             -                             -3.47%

STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX +     -             -             -            8.62%




Shareholders of the former Bramwell Growth Fund now own Sentinel Capital Growth
  Fund Class A shares.

Shareholders of the former Bramwell Focus Fund now own Sentinel Growth Leaders
  Class A shares.







   * Total return is computed assuming the reinvestment of dividends and capital gain distributions using net asset values without regard to sales charges. Past performance is no guarantee of future results.
  ** Information prior to March 18, 2006 is based on the predecessor Bramwell Growth Fund.
 *** Information prior to March 18, 2006 is based on the predecessor Bramwell Focus Fund.
****  Commenced operations March 20, 2006.
   + An unmanaged index of stocks reflecting average prices in the stock market.



                                                                               5



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ACTUAL AND HYPOTHETICAL EXPENSES FOR COMPARISON PURPOSES


EXAMPLE
As a shareholder of one or more of the Sentinel Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. The example for each share class is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

         Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 01/01/06 through 06/30/06.

ACTUAL EXPENSES
The first line of each share class in the table beginning on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid from 01/01/06 through 06/30/06" to estimate the expenses you paid on your account during this period.

o Certain Account Fees and Minimum Account Size Certain participant accounts are subject to the following recurring annual fees that are not included in the expenses shown in the table. If your account was subject to these fees, then the actual account values at the end of the period and the actual expenses for the period will be higher. Due to the expense of maintaining accounts with small balances, we reserve the right to charge an annual maintenance fee of up to $25 to any account that has a current value less than $1,000 and that has been open for at least 24 months.

         This fee will be deducted automatically from each participant account in June of each year unless it is prepaid.

o Miscellaneous Recurring Fee
AG&T Custodial Accounts -
Annual Custodial Fee per Social Security Number                 $15.00

o Recurring Fees for Services for Employee Benefit Plans Sentinel Administrative Services, Inc. offers participant record keeping services to employer sponsored retirement plans such as 401(k), pension or profit sharing plans. Services include the ability to support valuation plans with internet and automated telephone services with access to plan and participant level information for the sponsor, plan participants, plan administrators and registered representatives.

         Plans which elect to utilize the services will be assessed an annual service fee for each participant account, in the amounts shown below.

Average Account Value                              Fee Per Participating Account
$0 - $999 ...........................................................   $20.00
$1000 - $2,999 ......................................................   $10.00
$3,000 and over .....................................................   No Fee

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of each share class in the table beginning on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of the share class and an assumed rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a specific Sentinel Fund share class to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As with actual account values and expenses, the hypothetical account values and expenses shown in the table do not reflect any of the recurring fees outlined above. If your account is subject to such fees, then the hypothetical account values at the end of the period shown and the hypothetical expenses paid for the period should be increased before comparing these amounts to the corresponding amounts for other funds.

         Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



6
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EXPENSES
Actual and hypothetical expenses for each Sentinel Fund share class are provided in this table. More detailed expense data is contained in the following pages.


                                                        Beginning     Ending         Expenses Paid
                                       Total            Account       Account        from 01/01/06
                                       Return           Value         Value          through
Sentinel Fund       Fund Class         Description      01/01/06      06/30/06       06/30/06*
-----------------------------------------------------------------------------------------------------
CAPITAL GROWTH**    A SHARES           Actual           $1,000.00     $1,023.99        $ 7.78
                                       Hypothetical +    1,000.00      1,017.25          7.75
                    C SHARES****       Actual            1,000.00        962.47         15.13
                                       Hypothetical +    1,000.00      1,009.45         15.50



GROWTH LEADERS***   A SHARES           Actual            1,000.00      1,048.51          8.89
                                       Hypothetical +    1,000.00      1,016.25          8.75
                    C SHARES****       Actual            1,000.00        965.30         13.60
                                       Hypothetical +    1,000.00      1,011.05         13.91








   * Expenses are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181)/365 (or 366). For the period from 01/01/06 through 06/30/06, the annualized expense ratios were as follows:
        Sentinel Capital Growth Fund Class A: 1.55%
        Sentinel Capital Growth Fund Class C: 3.11%
        Sentinel Growth Leaders Fund Class A: 1.75%
        Sentinel Growth Leaders Fund Class C: 2.79%
  ** Information prior to March 18, 2006 is based on the predecessor Bramwell Growth Fund.
 *** Information prior to March 18, 2006 is based on the predecessor Bramwell Focus Fund.
****  Commenced operations March 20, 2006.
   +  Hypothetical assumes a 5.00% annual return less expenses for the period.





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SENTINEL CAPITAL GROWTH FUND

--------------------------------------------------------------------------------
SENTINEL CAPITAL GROWTH FUND PERFORMANCE - CLASS A
Ten Years Ended June 30, 2006

Sentinel Capital Growth Fund        S & P 500             Russell 1000 Growth
Class A shares                      Index +               Index +
$19,807                             $22,240               $16,955

----------------------------------
AVERAGE ANNUAL
TOTAL RETURN -
CLASS A SHARES
Through 06/30/06
Net         Asset       Offering
Period      Value        Price++
1 Year      9.94%         4.46%
----------------------------------
5 Years     0.49%        -0.54%
----------------------------------
10 Years    7.62%         7.07%
----------------------------------
++ Sales charge applicable to year
   of initial investment.

[GRAPH OMITTED]

            6/30/96
            6/30/97
            6/30/98
            6/30/99
            6/30/00
            6/30/01
            6/30/02
            6/30/03
            6/30/04
            6/30/05
            6/30/06


Note that Fund performance reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Returns reflects expenses and management fees but no sales charge. Information prior to March 18, 2006 is based on the Fund's predecessor, the Bramwell Growth Fund, which was offered without a sales load, restated to reflect the sales load. It does not reflect the increase in the maximum Rule 12b-1 fees. If it did, returns would be lower.

+ An unmanaged index of stocks reflecting average prices in the stock market.


--------------------------------------------------------------------------------
SENTINEL CAPITAL GROWTH FUND PERFORMANCE - CLASS C
Ten Years Ended June 30, 2006

Sentinel Capital Growth Fund        S & P 500             Russell 1000 Growth
Class C shares                      Index +               Index +
$19,475                             $22,240               $16,955

----------------------------------
AVERAGE ANNUAL
TOTAL RETURN -
CLASS C SHARES
Through 06/30/06
Net         Asset       Offering
Period      Value        Price++
1 Year      9.94%         4.46%
----------------------------------
5 Years     -0.20%       -0.20%
----------------------------------
10 Years     6.89%        6.89%
----------------------------------
++ 1% contingent deferred sales
   charge applies in the first
   year.

[GRAPH OMITTED]

            6/30/96
            6/30/97
            6/30/98
            6/30/99
            6/30/00
            6/30/01
            6/30/02
            6/30/03
            6/30/04
            6/30/05
            6/30/06





Note that Fund performance reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) since none would apply at the end of the period. Performance shown for the Index does not include a CDSC, fees or expenses; that shown for the Average Annual Total Returns reflects expenses and management fees but no CDSC. Information prior to March 18, 2006 is based on the Fund's predecessor, the Bramwell Growth Fund, which was offered without a sales load, restated to reflect the sales load and adjusted for higher estimated expenses.

+ An unmanaged index of stocks reflecting average prices in the stock market.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.
--------------------------------------------------------------------------------
SENTINEL CAPITAL GROWTH FUND PERFORMANCE NOTES:
Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information. Please read it carefully before you invest. Visit www.sentinelfunds.com for the most current month-end performance information.



8
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SENTINEL CAPITAL GROWTH FUND

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS
As a percentage of net assets as of 06/30/06

Sector                      Percent         Sector                      Percent
-----------------------------------         -----------------------------------
Industrials                  23.3%          Consumer Discretionary         9.5%
Health Care                  13.9%          Consumer Staples               7.6%
Information Technology       13.7%          Materials                      6.6%
Financials                   12.9%          Utilities                      0.9%
Energy                       10.7%          Cash & Other                   0.9%


TOP EQUITY HOLDINGS* as of 06/30/06
                          Percent of                                 Percent of
Equity                    Net Assets        Equity                   Net Assets
-----------------------------------         -----------------------------------
Walgreen Co.                  5.4%          Praxair, Inc.                 2.9%
General Electric Co.          3.6%          FedEx Corp.                   2.7%
Penney J.C.                   3.6%          SAP A.G. (ADR)                2.4%
Medtronic, Inc.               3.4%          Robert Half Int'l., Inc.      2.4%
Emerson Electric Co.          3.2%            TOTAL OF NET ASSETS        32.6%
ExxonMobil Corp.              3.0%


* "Top Equity Holdings" excludes any short-term investments and money market funds. Holdings vary. More complete holdings follow.


INVESTMENT IN SECURITIES
at June 30, 2006
                                                  SHARES       VALUE
                                                              (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS  99.1%
CONSUMER DISCRETIONARY 9.5%
Cheesecake
  Factory, Inc. (a)*                             45,000    $ 1,212,750
Coach, Inc.*                                     40,000      1,196,000
Domino's Pizza, Inc.                             70,000      1,731,800
McDonald's Corp.                                 40,000      1,344,000
Penney J.C                                       70,000      4,725,700
Tiffany & Co.                                    70,000      2,311,400
                                                           -----------
                                                            12,521,650
                                                           -----------
CONSUMER STAPLES 7.6%
Colgate Palmolive Co.                            30,000      1,797,000
The Hershey Co.                                  20,000      1,101,400
Walgreen Co.                                    160,000      7,174,400
                                                           -----------
                                                            10,072,800
                                                           -----------
ENERGY 10.7%
Arch Coal, Inc.                                  15,000        635,550
Devon Energy Corp.                               20,000      1,208,200
EOG Resources, Inc.                              18,000      1,248,120
ExxonMobil Corp.                                 65,000      3,987,750
Patterson UTI Energy,                            10,000        283,100
  Inc
Peabody Energy Corp.                             25,000      1,393,750
St. Mary Land &
  Exploration Co. (a)                            20,000        805,000
Schlumberger Ltd.                                36,000      2,343,960
Nabors
  Industries, Inc. (a)*                          20,000        675,800
Noble Corp.                                      20,000      1,488,400
                                                           -----------
                                                            14,069,630
                                                           -----------
FINANCIALS 12.7%
American Express Co.                             20,000      1,064,400
Bear Stearns Co., Inc.                           11,000      1,540,880
BlackRock, Inc. (a)                              21,000      2,922,570
CB Richard Ellis
  Group, Inc.                                    15,000        373,500
Chicago Mercantile
  Exchange Holdings, Inc.                         6,000      2,946,900




                                                  SHARES       VALUE
                                                              (Note 2)
--------------------------------------------------------------------------------
CIT Group, Inc.                                  50,000    $ 2,614,500
Goldman Sachs
  Group, Inc.                                     5,000        752,150
Merrill Lynch & Co., Inc.                        30,000      2,086,800
Wells Fargo & Co.                                35,000      2,347,800
                                                           -----------
                                                            16,649,500
                                                           -----------
HEALTH CARE 13.9%
Gilead Sciences, Inc.*                           45,000      2,662,200
Kyphon, Inc. (a)*                                10,000        383,600
Medtronic, Inc.                                  94,000      4,410,480
Novartis (ADR)                                   55,000      2,965,600
Roche Hldgs. Ltd. (ADR)                          37,000      3,058,050
St. Jude Medical, Inc.                           15,000        486,300
Stryker Corp.                                    65,000      2,737,150
UnitedHealth Group, Inc.                         15,600        698,568
Zimmer Holdings, Inc.*                           15,000        850,800
                                                           -----------
                                                            18,252,748
                                                           -----------
INDUSTRIALS 23.3%
Canadian Pacific
  Railway Ltd. (a)                               40,000      2,045,600
Caterpillar, Inc.                                36,000      2,681,280
CDI Corp. (a)                                    10,000        290,000
Donaldson Co., Inc. (a)                          30,000      1,016,100
Emerson Electric Co.                             50,000      4,190,500
FedEx Corp.                                      30,000      3,505,800
General Electric Co.                            145,000      4,779,200
Illinois Tools Works,                            40,000      1,900,000
Inc.
Jacobs Engineering
  Group, Inc.*                                   30,000      2,389,200
3M Co.                                           20,000      1,615,400
Regal-Beloit Corp. (a)                           20,000        883,000
Robert Half Int'l., Inc.                         75,000      3,150,000
SurModics, Inc. (a)*                              5,000        180,550
United Parcel Service,
  Inc                                            25,000      2,058,250
                                                           -----------
                                                            30,684,880
                                                           -----------



                                                  SHARES       VALUE
                                                              (Note 2)
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY 13.7%
Autodesk, Inc.*                                  60,000    $ 2,067,600
Automatic Data
  Processing, Inc.                               50,000      2,267,500
Cisco Systems, Inc.*                             65,000      1,269,450
Corning, Inc.*                                   67,000      1,620,730
Euronet
  Worldwide, Inc. (a)*                           40,000      1,534,800
Microsoft Corp.                                  30,000        699,000
Molex, Inc. - Class A                            65,000      1,867,450
Nokia Corp. (ADR)                                65,000      1,316,900
Paychex, Inc.                                    25,000        974,500
Qualcomm, Inc.                                   30,000      1,202,100
SAP A.G. (ADR)                                   60,000      3,151,200
                                                           -----------
                                                            17,971,230
                                                           -----------
MATERIALS 6.6%
Allegheny
  Technologies, Inc. (a)                         15,000      1,038,600
BHP Billiton Ltd. (ADR) (a)                      20,000        861,400
Commercial Metals Co.                            50,000      1,285,000
Inco Ltd. (a)                                    10,000        659,000
Nucor Corp.                                       8,000        434,000
Phelps Dodge Corp.                                8,000        657,280
Praxair, Inc.                                    70,000      3,780,000
                                                           -----------
                                                             8,715,280
                                                           -----------
TRANSPORTATION 0.2%
Kansas City Southern (a)                         10,000        277,000
                                                           -----------

UTILITIES 0.9%
Dominion Resources, Inc.                         15,000      1,121,850
                                                           -----------

TOTAL COMMON STOCKS
  (Cost $85,812,199)**                                     130,336,568
                                                           -----------










                                              See Notes to Financial Statements.

oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

SENTINEL CAPITAL GROWTH FUND

--------------------------------------------------------------------------------
INVESTMENT IN SECURITIES (Continued)
at June 30, 2006



                                                  SHARES       VALUE
                                                              (Note 2)
--------------------------------------------------------------------------------
MONEY MARKET FUND 8.3%
State Street Navigator
Securities Lending
Prime Portfolio (b)
      (Cost $10,923,190)                     10,923,190    $  10,923,190
                                                           -------------
TOTAL INVESTMENTS
      (Cost $ 96,735,389)**                                  141,259,758

EXCESS OF LIABILITIES
      OVER OTHER ASSETS (7.4%)                                (9,687,384)
                                                           -------------
NET ASSETS                                                 $ 131,572,374
                                                           =============


(a) All or a portion of this security was on loan at June 30, 2006. The aggregate cost and market value of securities on loan at June 30, 2006 is $7,663,036 and $10,823,235, respectively.

(b) Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by SSgA Funds Management, Inc., an affiliate of State Street Bank and Trust Company. This amount represents cash collateral received from securities lending activity (see Note 2). Non-income producing.

** Cost for federal income tax purposes is $96,826,920. At June 30, 2006 net unrealized appreciation for federal income tax purposes aggregrated $44,432,838 of which $44,624,227 related to appreciated securities and $191,389 related to depreciated securities.

      (ADR) - American Depository Receipt


                                              See Notes to Financial Statements.

oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

SENTINEL GROWTH LEADERS FUND

--------------------------------------------------------------------------------
SENTINEL GROWTH LEADERS FUND PERFORMANCE - CLASS A
November 1, 1999 inception through June 30, 2006

Sentinel Growth Leaders Fund        S & P 500             Russell 1000 Growth
Class A shares                      Index +               Index +
$10,140                             $10,361               $7,451

----------------------------------
AVERAGE ANNUAL
TOTAL RETURN -
CLASS A SHARES
Through 06/30/06
Net         Asset       Offering
Period      Value        Price++
1 Year     13.75%         8.06%
----------------------------------
3 Years     9.39%         7.52%
----------------------------------
5 Years     1.38%         0.34%
----------------------------------
Since
Inception*  0.98%         0.20%
----------------------------------

++ Sales charge applicable to year
   of initial investment.

*  11/1/99

[GRAPH OMITTED]

           11/01/99
            6/30/00
            6/30/01
            6/30/02
            6/30/03
            6/30/04
            6/30/05
            6/30/06

Note that Fund performance reflects the maximum 5% sales charge and includes expenses and management fees, while index performance does not; performance shown for the Average Annual Total Returns reflects expenses and management fees but no sales charge. Information prior to March 18, 2006 is based on the Fund's predecessor, the Bramwell Focus Fund, which was offered without a sales load, restated to reflect the sales load. It does not reflect the increase in the maximum Rule 12b-1 fees. If it did, returns would be lower.

+ An unmanaged index of stocks reflecting average prices in the stock market.

--------------------------------------------------------------------------------
SENTINEL GROWTH LEADERS FUND PERFORMANCE - CLASS C
November 1, 1999 inception through June 30, 2006

Sentinel Growth Leaders Fund        S & P 500             Russell 1000 Growth
Class C shares                      Index +               Index +
$9,936                              $10,361               $7,451


----------------------------------
AVERAGE ANNUAL
TOTAL RETURN -
CLASS C SHARES
Through 06/30/06
Net         Asset       Offering
Period      Value        Price++
1 Year     12.72%        11.72%
----------------------------------
3 Years     8.27%         8.27%
----------------------------------
5 Years     0.30%         0.30%
----------------------------------
Since
Inception* -0.10%        -0.10%
----------------------------------
++ 1% contingent deferred sales
   charge applies in the first
   year.

*11/1/99


Note that Fund performance reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) since none would apply at the end of the period. Performance shown for the Index does not include a CDSC, fees or expenses; that shown for the Average Annual Total Returns reflects expenses and management fees but no CDSC. Information prior to March 18, 2006 is based on the Fund's predecessor, the Bramwell Focus Fund, which was offered without a sales load, restated to reflect the sales load and adjusted for higher estimated expenses.

+ An unmanaged index of stocks reflecting average prices in the stock market.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.
--------------------------------------------------------------------------------
SENTINEL GROWTH LEADERS FUND PERFORMANCE NOTES:
Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information. Please read it carefully before you invest. Visit www.sentinelfunds.com for the most current month-end performance information.

oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

SENTINEL GROWTH LEADERS FUND

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS
As a percentage of net assets as of 06/30/06

Sector                      Percent         Sector                      Percent
-----------------------------------         -----------------------------------
Information Technology       27.1%          Utilities                     4.4%
Industrials                  19.8%          Consumer Staples              4.3%
Financials                   16.5%          Consumer Discretionary        2.0%
Materials                    12.9%          Cash & Other                  7.7%
Health Care                   5.3%


TOP EQUITY HOLDINGS* as of 06/30/06

                          Percent of                                 Percent of
Equity                    Net Assets        Equity                   Net Assets
-----------------------------------         -----------------------------------
Dominion Resources, Inc.     4.4%           Nucor Corp.                 3.9%
United Parcel Service,                      Molex, Inc. - Class A       3.7%
  Inc. - Class B             4.4%           SAP A.G. (ADR)              3.7%
Walgreen Co.                 4.3%           Goldman Sachs Group         3.6%
Allegheny Technologies, Inc. 4.1%             TOTAL OF NET ASSETS      40.2%
Euronet Worldwide, Inc.      4.1%
Emerson Electric Co.         4.0%



* "Top Equity Holdings" excludes any short-term investments and money market funds. Holdings vary. More complete holdings follow.


INVESTMENT IN SECURITIES
at June 30, 2006
                                                   SHARES       VALUE
                                                               (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS  92.3%
CONSUMER DISCRETIONARY 2.0%
Tiffany & Co.                                      5,000     $  165,100
                                                             ----------
CONSUMER STAPLES 4.3%
Walgreen Co.                                       8,000        358,720
                                                             ----------
FINANCIALS 16.5%
Bear Stearns Co., Inc.                             2,000        280,160
BlackRock, Inc.                                    2,000        278,340
CB Richard Ellis
  Group, Inc.*                                    11,000        273,900
CIT Group, Inc.                                    5,000        261,450
Goldman Sachs
  Group, Inc.                                      2,000        300,860
                                                             ----------
                                                              1,394,710
                                                             ----------
HEALTH CARE 5.3%
Medtronic, Inc.                                    6,000        281,520
Roche Hldgs. Ltd. (ADR)                            2,000        165,300
                                                             ----------
                                                                446,820
                                                             ----------
INDUSTRIALS 19.8%
Caterpillar, Inc.                                  2,000        148,960
Emerson Electric Co.                               4,000        335,240
General Electric Co.                               7,000        230,720
Jacobs Engineering
  Group, Inc.*                                     3,000        238,920
Regal-Beloit Corp.(a)                              3,000        132,450
Robert Half Int'l.,                                5,000        210,000
  Inc
United Parcel Service,
  Inc                                              4,500        370,485
                                                             ----------
                                                              1,666,775




                                                   SHARES       VALUE
                                                               (Note 2)
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY 27.1%
Ansys, Inc.*                                       4,000     $  191,280
Autodesk, Inc.*                                    8,000        275,680
Automatic Data
  Processing, Inc.                                 5,000        226,750
Cisco Systems, Inc.*                              15,000        292,950
Corning, Inc.*                                     5,000        120,950
Euronet Worldwide,
  Inc.(a)*                                         9,000        345,330
Molex, Inc. - Class A                             11,000        316,030
Paychex, Inc.                                      5,000        194,900
SAP A.G. (ADR)                                     6,000        315,120
                                                             ----------
                                                              2,278,990
                                                             ----------
MATERIALS 12.9%
Allegheny
Technologies, Inc.                                 5,000        346,200
Commercial Metals Co.                             10,000        257,000
Nucor Corp.                                        6,000        325,500
Praxair, Inc.                                      3,000        162,000
                                                             ----------
                                                              1,090,700
                                                             ----------
UTILITIES 4.4%
Dominion Resources, Inc.                           5,000        373,950
                                                             ----------
TOTAL COMMON STOCKS
  (Cost $7,019,317)**                                         7,775,765
                                                             ----------


MONEY MARKET FUND 4.8%
State Street Navigator
Securities Lending
Prime Portfolio (b)
  (Cost $408,000)                                408,000        408,000
                                                             ----------


                                           PRINCIPAL AMOUNT     VALUE
                                               (M=$1,000)      (Note 2)
--------------------------------------------------------------------------------
U.S. GOVERNMENT
      AGENCY OBLIGATIONS 5.9%
Federal National
      Mortgage Assoc
      5.00%, 07/05/06
      (Cost $499,722)                             500M       $  499,722
                                                             ----------
TOTAL INVESTMENTS
      (Cost $7,927,039)**                                     8,683,487

EXCESS OF LIABILITIES
      OVER OTHER ASSETS (3.0%)                                 (255,683)
                                                             ----------
NET ASSETS                                                   $8,427,804
                                                             ==========


(a) All or a portion of this security was on loan at June 30, 2006. The aggregate cost and market value of securities on loan at June 30, 2006 is $349,337 and $401,040, respectively.

(b) Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by SSgA Funds Management, Inc., an affiliate of State Street Bank and Trust Company. This amount represents cash collateral received from securities lending activity (see Note 2).

*    Non-income producing.

** Cost for federal income tax purposes is $7,938,419. At June 30, 2006 net unrealized appreciation for federal income tax purposes aggregrated $745,068 of which $854,883 related to appreciated securities and $109,815 related to depreciated securities.

(ADR) - American Depository Receipt




12                                            See Notes to Financial Statements.

oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo


STATEMENT OF ASSETS AND LIABILITIES
at June 30, 2006
                                                            CAPITAL         GROWTH
                                                            GROWTH          LEADERS
ASSETS
Investments at value                                   $ 141,259,758    $   8,683,487
Cash and cash equivalents                                    775,866           51,900
Receivable for securities sold                               627,092          323,883
Receivable for fund shares sold                               65,358          248,246
Receivable for securities lending interest                     1,281               14
Receivable for dividends                                      86,275            8,439
Receivable from fund administrator                              --              1,517
                                                       -------------    -------------
  Total Assets                                           142,815,630        9,317,486
                                                       -------------    -------------

-------------------------------------------------------------------------------------
LIABILITIES
Collateral on securities loaned                           10,923,190          408,000
Payable for securities purchased                                --            453,887
Payable for fund shares repurchased                          101,946             --
Accrued expenses                                              92,274           18,005
Management fee payable                                        74,390            5,494
Distribution fee payable (Class A Shares)                     39,856            2,512
Distribution fee payable (Class C Shares)*                        16              222
Fund service fee payable                                      11,135            1,545
Deferred Compensation                                            449               17
                                                       -------------    -------------
  Total Liabilities                                       11,243,256          889,682
                                                       -------------    -------------
Net Assets Applicable to
  All Outstanding Shares                               $ 131,572,374    $   8,427,804
                                                       =============    =============

NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE
  CLASS A SHARES**
  Net Assets Applicable to Class A Shares/             $ 131,400,204    $   8,042,856
                                                       -------------    -------------
  Shares Outstanding                                       6,990,808          759,229
   Net Asset Value per Share                           $       18.80    $       10.59
   Sales Charge+                                                0.99             0.56
                                                       -------------    -------------
   Maximum Offering Price                              $       19.79    $       11.15
                                                       =============    =============

  CLASS C SHARES**
   Net Assets Applicable to Class C Shares/            $     172,170    $     384,948
                                                       -------------    -------------
   Shares Outstanding                                          9,195           36,435
   Net Asset Value per Share++                         $       18.72    $       10.57
                                                       =============    =============

-------------------------------------------------------------------------------------
NET ASSETS REPRESENT
Capital stock at par value                             $      70,000    $       7,957
Paid-in capital                                           82,154,252        7,936,207
Accumulated undistributed (distributions
  in excess of) net investment income                           (449)             (17)
Accumulated undistributed net realized
  gain (loss) on investments                               4,824,202         (272,791)
Unrealized appreciation of investments                    44,524,369          756,448
                                                       -------------    -------------
Net Assets                                             $ 131,572,374    $   8,427,804
                                                       =============    =============
Investments at Cost                                    $  96,735,389    $   7,927,039
                                                       =============    =============







 *  Commenced operations March 20, 2006.
** The redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
 + For the Capital Growth Fund and Growth Leaders Fund the maximum offering price is 1000/950 times the net asset value per share.
++  The maximum offering price is equal to the net asset value.

See Notes to Financial Statements.                                            13

oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo


STATEMENT OF OPERATIONS
For the Year Ended June 30, 2006

                                                 CAPITAL        GROWTH
                                                 GROWTH*        LEADERS**
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME:
Dividends                                     $  1,650,160^   $     69,219^
Interest                                           132,589          17,227
Securities Lending                                   2,876             132
                                              ------------    ------------
  Total Income                                $  1,785,625    $     86,578
                                              ------------    ------------
EXPENSES:
Management advisory fee                          1,480,898          73,802
Transfer agent fees                                178,483          23,550
Custodian fees                                      36,871           5,746
Distribution expense (Class A Shares)              418,787          19,746
Distribution expense (Class C Shares)***                26             414
Accounting and administration services             143,559          43,088
Auditing fees                                       50,416           4,563
Legal fees                                         120,074           4,916
Reports and notices to shareholders                 50,100           2,517
Registration and filing fees                        43,500          27,550
Director's and Chief Compliance
  Officer fees and expenses                         58,260          22,586
Other                                               73,237           6,151
                                              ------------    ------------
  Total Expenses                                 2,654,211         234,629
  Expense Reimbursement                             (5,980)       (101,032)
  Expense Offset                                    (1,916)           (581)
                                              ------------    ------------
  Net Expenses                                   2,646,315         133,016
                                              ------------    ------------
NET INVESTMENT LOSS                               (860,690)        (46,438)
                                              ------------    ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments                15,128,961         794,083
Net change in unrealized appreciation
  on investments                                 2,368,398         349,652
                                              ------------    ------------
NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS                                17,497,359       1,143,735
                                              ------------    ------------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                             $ 16,636,669    $  1,097,297
                                              ============    ============

  *   Information prior to March 18, 2006 is based on the predecessor Bramwell
      Growth Fund.
 **   Information prior to March 18, 2006 is based on the predecessor Bramwell
      Focus Fund.
***   Commenced operations March 20, 2006.
  ^   Net of foreign tax withholding of $17,152 in the Sentinel Capital Growth
      Fund and $452 in the Sentinel Growth Leaders Fund.

oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo


STATEMENT OF CHANGES IN NET ASSETS
                                                      CAPITAL GROWTH*                   GROWTH LEADERS**
                                               Year Ended        Year Ended       Year Ended       Year Ended
                                                06/30/06          06/30/05         06/30/06         06/30/05
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss                          $    (860,690)   $  (1,176,614)   $     (46,438)   $     (70,397)
Net realized gain on sales
  of investments                                15,128,961       14,782,505          794,083          668,998
Net Change in unrealized appreciation
  (depreciation)                                 2,368,398      (10,593,135)         349,652         (837,148)
                                             -------------    -------------    -------------    -------------
Net increase (decrease) in net assets
  from operations                               16,636,669        3,012,756        1,097,297         (238,547)
                                             -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
  Class A Shares                                      --               --               --               --
  Class C Shares***                                   --               --               --               --
From net realized gain on investments
  Class A Shares                               (20,118,497)      (3,793,293)            --               --
  Class C Shares***                                   --               --               --               --
                                             -------------    -------------    -------------    -------------
Total distributions to shareholders            (20,118,497)      (3,793,293)            --               --
                                             -------------    -------------    -------------    -------------

FROM CAPITAL SHARE TRANSACTIONS
Net proceeds from sales of shares
  Class A Shares                                 9,466,358       12,837,430        3,555,971          303,349
  Class C Shares***                                178,075             --            392,015             --
Net asset value of shares in reinvestment
  of dividends and distributions
  Class A Shares                                17,641,719        3,366,716             --               --
  Class C Shares***                                   --               --               --               --
                                             -------------    -------------    -------------    -------------
                                                27,286,152       16,204,146        3,947,986          303,349
                                             -------------    -------------    -------------    -------------
Less: Payments for shares reacquired
  Class A Shares                               (67,049,820)     (57,783,918)      (4,553,749)      (3,044,117)
  Class C Shares***                                   --               --               --               --
                                             -------------    -------------    -------------    -------------
Decrease in net assets from
  capital stock transactions                   (39,763,668)     (41,579,772)        (605,763)      (2,740,768)
                                             -------------    -------------    -------------    -------------
TOTAL INCREASE (DECREASE) IN                   (43,245,496)     (42,360,309)         491,534       (2,979,315)
  NET ASSETS FOR PERIOD
Net Assets: Beginning of period                174,817,870      217,178,179        7,936,270       10,915,585
                                             -------------    -------------    -------------    -------------
Net Assets: End of period                    $ 131,572,374    $ 174,817,870    $   8,427,804    $   7,936,270
                                             =============    =============    =============    =============

Undistributed (Distributions in Excess of)
  Net Investment Income at End of Period     $        (449)   $        --      $         (17)   $        --
                                             =============    =============    =============    =============

*   Information prior to March 18, 2006 is based on the predecessor Bramwell
    Growth Fund.
**  Information prior to March 18, 2006 is based on the predecessor
    Bramwell Focus Fund.
*** Commenced operations March 20, 2006.


oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

FINANCIAL HIGHLIGHTS
Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.


                                          Income From Investment Operations                Less Distributions
                                       ---------------------------------------  --------------------------------------
                                                    Net gains or
                                                    losses on
               Fiscal       Net asset   Net         securities                  Dividends                                 Net asset
               year         value,      investment  (both realized  Total from  (from net   Distributions                 value,
Fund/          (period      beginning   income      and             investment  investment  (from realized  Total         end of
Share Class    ended)       of period   (loss)      unrealized)     operations  income)     gains)          distribution  period
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL        06/30/02     $23.00      $(0.16)     $(2.53)         $(2.69)     $ -           $1.61           $1.61         $18.70
GROWTH         06/30/03      18.70       (0.15)      (1.29)          (1.44)       -             -               -            17.26
CLASS A^       06/30/04      17.26       (0.17)       2.34            2.17        -             -               -            19.43
               06/30/05      19.43       (0.13)       0.49            0.36        -            0.37            0.37          19.42
               06/30/06      19.42       (0.10)       1.98            1.88        -            2.50            2.50          18.80


CAPITAL        03/20/06 -
GROWTH         06/30/06(A)   19.45       (0.12)      (0.61)          (0.73)       -             -               -            18.72
CLASS C


GROWTH         06/30/02     $ 9.89      $(0.10)     $(0.92)         $(1.02)     $ -           $ -             $ -           $ 8.87
LEADERS        06/30/03       8.87       (0.08)      (0.70)          (0.78)       -             -               -             8.09
CLASS A^^      06/30/04       8.09       (0.09)       1.47            1.38        -             -               -             9.47
               06/30/05       9.47       (0.08)      (0.08)          (0.16)       -             -               -             9.31
               06/30/06       9.31       (0.06)       1.34            1.28        -             -               -            10.59


GROWTH         03/20/06 -
LEADERS        06/30/06(A)   10.95       (0.04)      (0.34)          (0.38)       -             -               -            10.57
CLASS C


(A)   Commenced operations March 20, 2006.
  ^ Information prior to March 18, 2006 is based on the predecessor Bramwell Growth Fund.
 ^^ Information prior to March 18, 2006 is based on the predecessor Bramwell Focus Fund.
  +   Annualized.
 ++   Not Annualized.
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and a redemption on the last day of the period. Neither an initial sales charge nor a CDSC is reflected in the calculation of total return.
 ** The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian.
*** Expense reductions are comprised of the contractual expense reimbursements as described in Note (3).

See Notes to Financial Statements.

oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo



                                                Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Ratio of
                                           Ratio of        Ratio of               Ratio of net     net investment
                                           expenses to     expenses to            investment       income (loss)
             Net assets      Ratio of      average net     average net            income           to average
Total        at end of       expenses to   assets before   assets before          (loss) to        net assets before      Portfolio
return*      period          average net   custodian fee   contractual expense    average net      contractual expense    turnover
(%)          (000 omitted)   assets (%)    credits**(%)    reimbursements***(%)   assets (%)       reimbursements***(%)   rate (%)
------------------------------------------------------------------------------------------------------------------------------------
(11.94)       $191,395          1.63          1.63            1.63                   (0.84)           (0.84)                 66
 (7.70)        229,756          1.68          1.68            1.68                   (1.01)           (1.01)                 51
 12.57         217,178          1.64          1.64            1.64                   (0.81)           (0.81)                 47
  1.85         174,818          1.69          1.69            1.69                   (0.61)           (0.61)                 63
  9.94         131,400          1.66          1.66            1.66                   (0.53)           (0.53)                 39



 (3.75)++          172          3.11+         3.12+           3.12+                  (1.99)+          (1.99)+                39++



(10.31)       $  6,623          1.75          1.75            3.28                   (1.11)           (2.64)                138
 (8.79)          9,280          1.75          1.75            3.09                   (1.25)           (2.59)                154
 17.06          10,916          1.75          1.75            2.58                   (0.91)           (1.74)                172
 (1.69)          7,936          1.75          1.75            3.00                   (0.77)           (2.02)                200
 13.75           8,043          1.75          1.76            3.09                   (0.60)           (1.94)                157



 (3.47)++          385          2.79+         2.81+           3.62+                  (1.16)+          (1.97)+               157++

Note: Expenses for both Sentinel Capital Growth Class A and Sentinel Growth Leaders Class A are contractually capped annually at
      1.75% for two years subsequent to March 17, 2006.


oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

NOTES TO FINANCIAL STATEMENTS

(1)  ORGANIZATION:
Both Sentinel Capital Growth and Sentinel Growth Leaders Funds, (collectively, "Funds") are two of fifteen separate series of Sentinel Group Funds, Inc. (the "Company"), which is an open-end investment company registered under the Investment Company Act of 1940 and continuously offers its shares to investors. The other thirteen of fifteen series of the Company were reported separately. Effective at the close of the market on March 17, 2006, the Bramwell Growth and Bramwell Focus Fund, each series of The Bramwell Funds, Inc., reorganized into the Sentinel Capital Growth and Sentinel Growth Leaders Fund, respectively, which had no operations prior to the reorganization. The Capital Growth Fund is diversified and Growth Leaders is non-diversified. Both Funds offer Class A and Class C shares. Sentinel Asset Management, Inc. ("SAMI") acts as the investment advisor to the Funds. Shares of the Funds are distributed by Sentinel Financial Services Company ("SFSC"). Both SAMI and SFSC are subsidiaries of NLV Financial Corporation.

(2) SIGNIFICANT ACCOUNTING POLICIES:
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies followed by the Funds.

A. SECURITY VALUATION: Equity securities that are traded on a national securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded on the date of determination as of the close of business of the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, each day that the NYSE is open for business. Securities for which no sale was reported on the valuation date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's pricing time but after the close of the securities' primary markets, will be fair valued under procedures adopted by the Funds' board. The board has delegated this responsibility to a pricing committee, subject to its review and supervision. Short-term securities maturing in 60 days or less are valued at cost plus accrued interest earned, which approximates market value.

B.  SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME:
Securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are accounted for on trade date. These exceptions include:
     (1) when trades occur on a day that happens to coincide with the end of a quarterly financial reporting period; or
     (2) on occasion, if Sentinel believes significant price movements are deemed large enough to impact the calculation of the net asset value per share.
         Interest income is recorded on the accrual basis, which includes the amortization of bond premiums on fixed-income securities. Dividend income is recorded on the ex-dividend date when verified by two independent sources and adjusted daily for foreign tax withholding, reclaims and currency fluctuations, when applicable. The cost of securities sold is determined, and realized gains and losses are computed, using the identified cost method. Market discount and original issue discount are accreted to income.

C. DIVIDENDS AND DISTRIBUTIONS:
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The Funds may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations. Reclassifications were made to reflect these differences as of June 30, 2006.

                                          Accumulated
                     Accumulated         undistributed
                    undistributed        net realized
Sentinel            net investment         gain (loss)         Paid-in
Fund                 income (loss)       on investments        capital
----                 -------------       --------------        -------
Capital Growth         $ 860,241           $(175,279)        $(684,962)
Growth Leaders            46,421                --             (46,421)

D. FEDERAL INCOME TAXES: Each Fund intends to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies. Each fund intends to distribute all of its taxable income to its shareholders, relieving each Fund of any federal excise tax or income tax liability.

E. OPTIONS: The Funds may write covered put or call options. Premiums received by a Fund upon writing a put or call option are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period in which the option is oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

outstanding, although any potential loss during the period would be reduced by the amount of the option premium received. There were no option transactions during the year ended June 30, 2006.

F. LINE OF CREDIT: The Company has obtained access to an unsecured line of credit of up to $30,000,000 from State Street Bank (SSB), the custodian, for temporary borrowing purposes. Borrowings under this arrangement bear interest at the current overnight Federal Funds rate plus an additional 0.50%. In addition, a commitment fee of 0.10% of the unused balance is paid annually to the custodian bank.

G. EXPENSES: Direct expenses of a Fund are charged to that Fund while common expenses of the Company are allocated proportionately based upon the Funds' respective average net assets or number of shareholder accounts. Expenses not charged to a specific Class of each Fund are allocated on the basis of daily net assets or number of shareholder accounts on a pro rata basis. Class specific expenses such as 12b-1 distribution, blue sky registration and NASDAQ listing fees are charged to the appropriate class.

         SAMI has agreed to waive fees and/or reimburse expenses so that the total annual fund operating expenses of the Class A shares of both Capital Growth and Growth Leaders will not exceed 1.75%. The Class C shares of both Capital Growth and Growth Leaders will benefit from this arrangement to the extent SAMI waives its advisory fee to meet this commitment.

         For the year ended June 30, 2006, the total amount reimbursable for Sentinel Capital Growth Class A shares was $5,980 and the total reimbursable amount for Sentinel Growth Leaders Class A shares was $100,645 and for Class C shares was $387.

H. SECURITIES LENDING: Under an agreement with SSB, the Funds may lend their securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash in an amount equivalent to a value of 102% (domestic) or 105% (foreign) of the market value of the loaned securities. Any adjustments in collateral required to maintain those levels due to market value fluctuations are made the next business day. The cash collateral is invested in a registered money market fund advised by State Street Global Advisors, a subsidiary of SSB. A portion of the income generated by the investment of the collateral, net of any rebates paid by SSB to the borrowers, is remitted to SSB as lending agent, and the remainder is paid to the Fund. The Fund receives from the borrower all accrued dividend and interest amounts while the securities are out on loan. The Fund retains certain ownership rights as to the loaned securities when retaining such rights is considered to be in the Fund's best interest. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of the collateral. The income earned by each Fund from securities lending is included in its Statement of Operations.

         At June 30, 2006 the following Funds had securities on loan:

Sentinel                                 Market Value             Market Value
Fund                                   Loaned Securities           Collateral
----                                   -----------------           ----------
Capital Growth .....................     $10,823,235              $10,923,190
Growth Leaders .....................         401,040                  408,000

I. REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements as a means of making short-term investments, of seven days or less, and in aggregate amounts of not more than 25% of the net assets of a Fund. Each Fund, through its custodian, takes possession of the securities collateralizing repurchase agreements. All repurchase agreements entered into by the Funds provide that the market value of the collateral underlying the repurchase agreement at the time of purchase, and each subsequent business day, will always be at least equal to 102% of the repurchase agreement amount including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

J. OTHER: Investment income and realized and unrealized gains and losses are allocated pro rata on the value of shares outstanding for each Class within a Fund. Earnings credits are received from the custodian on cash balances and are reflected in the statement of operations as an expense offset. The ratio of expenses to average net assets as set forth in the Financial Highlights of each Fund has not been reduced by this offset. The ratio of net investment income to average net assets for each Fund is calculated utilizing the average shares method

(3) MANAGEMENT ADVISORY AGREEMENTS: For the period July 1, 2005 - March 17, 2006 the Funds' predecessors had advisory agreements with Bramwell Capital Management, Inc. Under the terms of these agreements each Fund paid Bramwell Capital Management, Inc. a monthly fee at the annual rate of 1.00% of average daily net assets. Bramwell Capital Management, Inc. had contractually agreed to waive fees and/or reimburse expenses so that the Bramwell Focus Fund's total annual operating expenses were no more than 1.75% until December 31, 2006. Effective March 18, 2006 the Funds entered into advisory agreements with SAMI. As compensation in full for services rendered under these advisory agreements, the Funds paid SAMI during the period a monthly fee determined as follows: (1) With respect to Capital Growth Fund: 0.70% per annum on the first $500 million of aggregate average daily net assets; 0.65% on the next $300 million of such assets; 0.60% on the next $200 million of such assets; 0.50% on the next $1 billion of such assets; and 0.40% per annum on such assets in excess of $2 billion. (2) With respect to Growth Leaders Fund: 0.90% per annum on the first $500 million of aggregate 19 oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

average daily net assets; 0.85% on the next $300 million of such assets; 0.80% on the next $200 million of such assets; 0.70% on the next $1 billion of such assets; and 0.60% per annum on such assets in excess of $2 billion.

         SAMI and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses so that each Fund's Class A shares total annual operating expenses will be no more than 1.75% until March 17, 2008. Each Fund's Class C shares will benefit from this arrangement to the extent SAMI waives its advisory fee to meet this commitment.

(4) DISTRIBUTION PLANS: For the period July 1, 2005 - March 17, 2006, the Funds' predecessors each had in effect a Service and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. These Plans authorized payments by the Funds in connection with the distribution of their shares at an annual rate of up to 0.25% of each Fund's average daily net assets.

         Effective March 18, 2006 each Fund adopted separate plans pursuant to Rule 12b-1 under the 1940 Act, for their Class A and Class C shares. In each case, the Plans reimburse SFSC for expenses actually incurred.

         Under the plans applicable to the Class A shares of the Funds, each Fund pays to SFSC a monthly fee at the maximum annual rate of 0.30% of average daily net assets. Such fees are used to reimburse SFSC for expenses incurred in connection with distribution and promotion of the shares of each participating fund.

         Under the plans applicable to the Class C shares of the Funds, each Fund pays SFSC a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets, of which 0.75% is distribution fee and 0.25% service fee. In the first year after the purchase this fee will be applied to recover the initial sales commission of 1.00% paid by SFSC to the selling dealer. In subsequent years, the entire 1.00% will be paid to the selling dealer as additional commission and/or service fees.

         The Funds are not assessed distribution fees on shares owned by NLV Financial Corporation and its affiliates. Where NLV Financial Corporation and its affiliates held an investment for the entire or part of the reporting period represented in this annual report, July 1, 2005 to June 30, 2006, this results in overall distribution fees for that share class of less than the maximum limits involved. NLV Financial Corporation and its affiliates had investments in Sentinel Capital Growth and Growth Leaders Fund Class C shares during the reporting period from May 12, 2006 to June 30, 2006.

         As of June 30, 2006, NLV Financial Corporation and its affiliates held ownership in the Funds as follows:

Sentinel Fund                                                      % Ownership
-------------                                                      -----------
Capital Growth - Class C ...................................          83.8%
Growth Leaders - Class C ...................................          12.3%

         These asset-based fees, excepting the service fee component, are subject to aggregate limits imposed by the National Association of Securities Dealers, Inc.

         The Distributor will not be reimbursed for any unreimbursed eligible expenses from any other Fund, or in any future year from any of the Plans.

         SFSC also receives a sales charge added to the net asset value received by the Funds on the sale of Class A shares. This compensation is not an expense of the Company and does not affect its operating results. SFSC has advised the Funds that it received sales charges aggregating $66,657 for the period from March 18, 2006 through June 30, 2006. The Funds have been advised that the total distribution charges retained by SFSC on the sales of shares amounted to $211 after allowances of $20,184 to Equity Services, Inc. ("ESI", a subsidiary of NLV Financial Corporation), and $46,262 to other investment dealers. During this same period, SFSC advised the Funds that it received no contingent deferred sales charges from certain redemptions of Class A shares or Class C shares.

(5)
FUND SERVICES AGREEMENT:
Sentinel Administrative Services Inc. ("SASI", a subsidiary of SAMI), in accordance with the Fund Services Agreements with the Funds, provides the Funds with certain fund accounting , financial administration, transfer agency and shareholder relations services all of which are coordinated with other services which the Funds have contracted for with outside vendors. This agreement with SASI took effect on March 18, 2006 following the reorganization of the Bramwell Funds into the Company. Fees paid by Capital Growth and Growth Leaders under these agreements totaled $48,458 for the period ended June 30, 2006.

(6)
DIRECTORS FEES:
Each Director of the Company who is not an affiliate of SAMI receives an annual fee of $20,500 plus $2,450 for each meeting attended. The Lead Independent Director is paid an additional $12,000 annual fee. Each member of the Audit Committee and Governance Committee is also paid $2,000 for each in-person and $500 for each telephone Committee meeting attended, and the chair of each Committee is paid an annual fee of $6,000. Directors are also reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Certain Directors of the Funds have chosen to have their fees deferred in accordance with the Funds' deferred compensation plan. These amounts are included in Directors' fees and expenses and deferred compensation expenses on the Statement of Operations and Statement of Assets and Liabilities, respectively.

(7)  INVESTMENT TRANSACTIONS:
Purchases and sales of securities, excluding short-term investments for the fiscal year ended June 30, 2006 were as follows:

oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

                         Purchases of                  Sales of
                          other than   Purchases of   other than
                              U.S.         U.S.          U.S.      Sales of U.S.
                          Government   Government     Government    Government
                          direct and   direct and     direct and    direct and
                            agency      agency          agency        agency
Sentinel Fund            obligations  obligations    obligations   obligations
-------------            -----------  -----------    -----------   -----------

Capital Growth* .....    $ 61,205,570     $ --      $117,850,651     $ --
Growth Leaders** ....      11,291,300       --        12,316,671       --

* INFORMATION PRIOR TO MARCH 18, 2006 IS BASED ON THE PREDECESSOR BRAMWELL GROWTH FUND.
** INFORMATION PRIOR TO MARCH 18, 2006 IS BASED ON THE PREDECESSOR BRAMWELL FOCUS FUND.

         For Federal income tax purposes, the Sentinel Growth Leaders Fund has capital loss carryforwards of $261,411 expiring in 2011. To the extent that the Growth Leaders Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards. Growth Leaders utilized $804,810 in capital loss carryforwards in fiscal 2006.

(8)  FUND SHARES:
At June 30, 2006, 2.15 billion shares of one cent par value were authorized by the Company. The following is the breakdown of the Funds per class of shares:

                                      AUTHORIZED
CLASS A                                 SHARES
Capital Growth                        40,000,000
Growth Leaders                        20,000,000

CLASS C
Capital Growth                        40,000,000
Growth Leaders                        20,000,000

    Proceeds from sales and payments for redemptions on Fund shares as shown in the statement of changes in net assets are represented by the following number of shares.


                                            Shares
                                           issued in                      Net
                                          reinvestment                 increase
                                          of dividends                (decrease)
                                 Shares       and          Shares     in shares
Sentinel Fund                     sold    distribution   reacquired  outstanding
-------------                     ----    ------------   ----------  -----------

YEAR ENDED 06/30/06
Sentinel Capital
  Growth Fund - A* ........      487,098      931,210    3,428,519   (2,010,211)
Sentinel Capital
  Growth Fund - C*** ......        9,195         --           --          9,195
Sentinel Growth
  Leaders Fund - A** ......      333,899         --        426,961      (93,062)
Sentinel Growth
  Leaders Fund - C*** .....       36,435         --           --         36,435

YEAR ENDED 06/30/05
Bramwell Growth
  Fund ....................      672,287      174,804    3,023,268   (2,176,177)
Bramwell Focus
  Fund ....................       32,897         --        333,282     (300,385)

* INFORMATION PRIOR TO MARCH 18, 2006 IS BASED ON THE PREDECESSOR BRAMWELL GROWTH FUND.
** INFORMATION PRIOR TO MARCH 18, 2006 IS BASED ON THE PREDECESSOR BRAMWELL FOCUS FUND.
*** COMMENCED OPERATIONS MARCH 20,2006.

(9)  DISTRIBUTIONS TO SHAREHOLDERS:
The tax character of distributions paid during the year ended June 30, 2006 was as follows:
                                             Long Term     Return
                             Ordinary         Capital        of
Fund                          Income           Gain       Capital      Total
----                          ------           ----       -------      -----
Capital Growth ..........      $ --        $20,118,497    $   --    $20,118,497
Growth Leaders ..........        --                 --        --          --

The tax character of distributions paid during the year ended June 30, 2005 was as follows:
                                           Long Term      Return
                              Ordinary      Capital        of
Fund                          Income         Gain        Capital         Total
----                          ------         ----        -------         -----
Capital Growth .........      $ --        $3,793,293      $ --        $3,793,293
Growth Leaders .........        --              --          --              --

         As of June 30, 2006 the components of distributable earnings on a tax basis were as follows:

                                                 Currently
                                               Distributable
                               Currently        Long Term
                             Distributable     Capital Gain        Unrealized
                               Ordinary         or Capital        Appreciation
Fund                           Income        Loss Carryover      (Depreciation)
----                           ------        --------------      --------------
Capital Growth ............     $ --          $ 4,915,733         $44,432,838
Growth Leaders ............       --             (261,411)            745,068

(10)  SUBSEQUENT EVENTS:
Effective July 1, 2006, SAMI has agreed to waive fees and/or reimburse expenses so that the total annual fund operating expenses of the Class A shares of Sentinel Growth Leaders Fund will not exceed 1.45%. The Class C shares of Sentinel Growth Leaders Fund will benefit from this arrangement to the extent SAMI waives its advisory fee to meet this commitment.

oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
SENTINEL GROUP FUNDS, INC.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentinel Capital Growth Fund and Sentinel Growth Leaders Fund (constituting part of the Sentinel Group Funds, Inc., hereafter referred to as the "Funds") at June 30, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

New York, New York
August 22, 2006

INFORMATION AND SERVICES FOR SHAREHOLDERS
FEDERAL TAX STATUS OF DIVIDENDS AND DISTRIBUTIONS
(unaudited)
         Certain tax information for the Sentinel Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended June 30, 2006. The information and distributions reported in this annual report may differ from the information and taxable distributions reported to shareholders for the calendar year ended December 31, 2006. The information required to complete your income tax returns for the calendar year will be sent to you in January 2007.

         The following table represents the percentage of ordinary income distributions eligible for the dividends received deduction and the percentage of its ordinary income distributions treated as qualified dividend income along with the dollar amount of long-term capital gains distributed by the Funds.

                     Dividends        Qualified              Long-Term
                     Received         Dividend              Capital Gain
Fund                 Deduction         Income              Distributions
----                 ---------         ------              -------------
Capital Growth .....    --               --                 $20,118,497

PORTFOLIO PROXY VOTING GUIDELINES AND VOTING RECORD
Sentinel Funds portfolio proxy voting guidelines, and information on how the Funds voted proxies relating to portfolio securities are available without charge on-line at www.sentinelfunds.com and at www.sec.gov, or by calling 1-800-282-FUND (3863).

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS
Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 for more information.)

HOW TO CONTACT SENTINEL BY

TELEPHONE. Getting in touch with Sentinel Administrative Services, Inc. ("Sentinel") is as easy as making a telephone call, or going on the internet.

         You can contact Sentinel 24 hours a day by calling 1-800-282-FUND
(3863). During normal Eastern Time business hours you may choose to speak with an Investor Services representative, or access OnCall 24, Sentinel's account interaction service.

         The OnCall 24 menu provides quick, easy voice response or telephone keypad access to a broad selection of Sentinel's most important information and services anytime of the day or night.

OVER THE INTERNET. If you prefer, you may access Sentinel service and account information at www.sentinelfunds.com on the internet.

         You'll find complete information about Sentinel products, services, performance and prices. In addition, you'll also find a wealth of educational information designed to help you make informed investment decisions.

BY MAIL. Please be sure to include your name, address, account number and all other pertinent information. Mail your inquiry to the Sentinel Funds at these addresses:

Postal Deliveries:                   Express Deliveries:
Sentinel Funds                       Sentinel Funds
P.O. Box 1499                        One National Life Drive
Montpelier, VT 05601-1499            Montpelier, VT 05601

HOW TO INVEST

TO OPEN A NEW ACCOUNT. Complete the application in the prospectus which also contains additional information about the Funds.

TO ADD SHARES. You may add shares to the same fund you own by sending a check payable to the Sentinel Funds directly to Sentinel.

TO INVEST AUTOMATICALLY. Sentinel offers a number of ways to invest automatically.

         To transfer money periodically from your checking or savings account into any Sentinel fund:

     o Decide how much you would like to transfer. You may open an Automatic Investment Plan account with as little as $50 as long as you reach a minimum balance of $1,000 within two years.
     o   Decide the frequency of your investment.
     o Shares will be purchased on or about the 5th of the month unless otherwise specified. You will receive a confirmation of your automated transactions quarterly by mail.
     o You can also choose to have the amount of your Automatic Investment Plan investments increase by any percentage or dollar amount you specify. Increases can occur annually, semiannually , quarterly or monthly. Changes to the Plan may be made over the phone.

There is no charge for these services.

TO DOLLAR COST AVERAGE. When you transfer the same dollar amount through the Automatic Investment Plan on a regular basis, you "dollar cost average." This means you buy more shares when prices are low and fewer when prices are high. Assuming you continue the program over time, this can reduce your average cost per share. Dollar cost averaging does not guarantee a profit or protect against loss in a constantly declining market.

oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

If the strategy is discontinued when the value of shares is less than their cost, a loss may be incurred. That's why you should consider your ability to continue such a program through periods of declining markets. To establish a dollar cost averaging plan:

     o   Complete the Dollar Cost Averaging Application.
     o   Allow at least one month for your first transfer to be made.

TO INVEST BY TELEPHONE. The Telephone Investment Service enables you to move money directly from your bank account to a Sentinel fund of your choice, automatically and at no charge. To have access to the Telephone Investment
Service:

     o   Complete the Telephone Investment Service section of the Application.
     o You may use the Telephone Investment Service to transfer any amount from $50 to $250,000. Just call Sentinel.

TO INVEST ON THE INTERNET. To invest with Sentinel over the internet, simply access your account on our website at www.sentinelfunds.com and follow the easy instructions you'll find there.

THE GOVERNMENT DIRECT DEPOSIT PRIVILEGE. The Government Direct Deposit Privilege enables you to purchase Fund shares automatically via direct deposit of your federal salary, Social Security or certain veterans, military or other payments from the federal government. You may choose to deposit any amount from these payments (minimum of $50.00). To enroll you must complete and return a Direct Deposit Sign-Up Form to Sentinel for each type of payment to be deposited. Contact Sentinel or the appropriate federal agency for forms. Note that death or legal incapacity will terminate participation, and that should you wish to terminate participation you'll need to provide written notification to the appropriate federal agency.

PAYROLL SAVINGS PLAN. The Payroll Savings Plan enables you to purchase Fund shares automatically on a regular basis (minimum of $50.00 per transaction). Depending upon your employer's direct deposit program, you may have part or all of your paycheck invested in your existing Sentinel account electronically through the Automated Clearing House system each pay period. To begin you'll need to file an authorization form, available from Sentinel, with your employer's payroll department. Note that you may change amounts or cancel the Plan only by written notification to your employer.

HOW TO EXCHANGE SHARES AMONG SENTINEL FUNDS

TO MAKE A TELEPHONE EXCHANGE. Call Sentinel before the close of business on any day the New York Stock Exchange is open, to receive the net asset value (share price with no sales charge) at the close of that business day.
     o There is no charge for telephone exchanges. The minimum transaction is $1,000 unless exchanging to a fund you already own.
     o No sales charge applies, except when new shares are exchanged from the U.S. Treasury Money Market Fund to another Sentinel fund.
     o New assets must remain in an account for a minimum of 15 days before they can be exchanged to another fund.
     o   Accounts must be identically registered.

TO EXCHANGE ON THE INTERNET. To exchange shares over the internet, simply access your account on our website at www.sentinelfunds.com and follow the easy instructions you'll find there. Note that all transaction requests made after the close of business on any day the New York Stock Exchange is open will reflect prices at the close of the next business day.

TO MAKE A MAIL EXCHANGE. Explain the exchange you would like to make in writing and mail it to Sentinel. The exchange will take place on the day your request is received in good order.

TO MAKE SYSTEMATIC EXCHANGES. You may ask to have shares liquidated in one Sentinel fund and purchased in one or more other Sentinel funds automatically every month. There is no charge for this service, and accounts need not be identically registered.

HOW TO MAKE CHANGES

REGISTRATION. Call Sentinel for instructions.

ADDRESS. Call Sentinel - or complete the address change section on the back of your account statement and return in the post-paid return envelope. You may also change your address over the internet at www.sentinelfunds.com.

THE REINSTATEMENT PRIVILEGE. If you redeem shares, or receive a dividend or capital gain distribution in cash and later want to reinvest that same amount, you may do so within 90 days at no sales charge.

HOW TO REDEEM SHARES

BY TELEPHONE. Call Sentinel before the close of business on any day the New York Stock Exchange is open to redeem shares at that day's closing net asset value up to $250,000.

TO REDEEM ON THE INTERNET. To redeem shares over the internet, simply access your account on our website at www.sentinelfunds.com and follow the easy instructions you'll find there. Note that all transaction requests made after the close of business on any day the New York Stock Exchange is open will reflect prices at the close of the next business day.

BY SYSTEMATIC WITHDRAWAL PLAN. A Systematic Withdrawal Plan (SWP) allows you to specify an amount or a percentage to be mailed to you regularly or deposited directly to your bank account. Accounts must have a minimum balance of $5,000 to qualify (except in Sentinel U.S. Treasury Money Market Fund).
     o Note that to provide this income, the fund sells shares. If the amount of the Systematic Withdrawal Plan exceeds the fund's growth rate, withdrawals may deplete principal. Redemptions may reduce or even eventually exhaust your account.
     o For retirement accounts with American Guaranty & Trust Company (AG&T) serving as custodian, Systematic Withdrawal Plans based on a life-expectancy or fixed percentage are available.

oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

OTHER SERVICES, FEATURES AND INFORMATION

AUTOMATIC REINVESTMENT. Dividends and/or capital gains may be automatically reinvested at net asset value (share price with no sales charge) in additional shares of the same fund or in the same class of another Sentinel fund.

DISTRIBUTIONS. You may receive distributions in cash (check), or have them deposited directly to your bank account.

RETIREMENT ACCOUNTS. Sentinel funds may be used as investment vehicles for your tax-deferred retirement plan. For an application and custodial agreement, call your financial advisor or Investor Services.

CONFIRMATIONS. Every time a transaction takes place in your account, you will receive a confirmation of activity. Automated transactions are confirmed quarterly.

PORTFOLIO STATEMENTS. The Portfolio Statement consolidates all accounts with the same Tax Identification Number (TIN) and ZIP code. Other shareholder accounts may be added upon request.

     o   You will receive your Portfolio Statement quarterly.
     o You will receive a statement in January which summarizes all account activity for the prior year.

AVERAGE COST BASIS STATEMENTS. Average cost basis statements are available for certain types of accounts. Call Sentinel for information.

CALCULATING THE VALUE OF YOUR ACCOUNT. Your Portfolio Statement shows the value of your account. You may also find your account balance by multiplying your fund's net asset value (NAV) by the number of shares you own. You can find your fund's NAV on the funds' website at www.sentinelfunds.com. If you prefer, you can also call Investor Services for your fund's NAV or for your account balance information.

TRUST SERVICES. A full range of trust instruments and professional trust management services are available through our affiliate, American Guaranty & Trust Company (AG&T). Established in 1914, AG&T is a Delaware-chartered company which, with its affiliates, currently holds approximately $1.3 billion in trust and retirement accounts.

TAX DEFERRED RETIREMENT PLANS. AG&T acts as custodian for the following types of accounts invested in the Sentinel Funds:
     o   Individual Retirement Accounts (IRAs)
     o   SIMPLE IRAs
     o   403(b)(7) Plans
     o   Roth IRAs
     o   Roth Conversion IRAs
     o   Coverdell ESA
     o   SEP IRAs

GET ELECTRONIC DELIVERY OF FUND DOCUMENTS WITH E-DELIVERY.
Choosing e-Delivery will enable you to receive fund documents electronically via email - and help your fund group reduce the paper usage, printing and postage costs which contribute to overall fund expenses. You will also receive your Sentinel documents earlier than you would by mail. You may choose electronic delivery only, traditional mail delivery only or any combination of the two with respect to Quarterly Portfolio Statements & Shareholder News; Prospectuses, Annual & Semiannual Reports; and Fund Product & Educational Literature.

You will be notified by email when the items you've selected for e-Delivery are available on the Sentinel Web site. To enroll, log onto www.sentinelfunds.com, go to "Account Access," and follow the prompts. Or, call Sentinel at 1-800 282-3863.

WOULD YOU LIKE TO MAKE A COMMENT TO YOUR FUND GROUP -OR REQUEST MORE INFORMATION ABOUT INVESTING? RETURN THE SELF-ADDRESSED INFORMATION & COMMENT FORM.

Your financial advisor is your best source for information about investing, but we'll also be happy to send you more information on the products and services listed on the Information & Comment Form.

WOULD YOU LIKE TO SEND A CONFIDENTIAL COMMENT TO THE SENTINEL FUNDS CHIEF COMPLIANCE OFFICER?

Log onto www.sentinelfunds.com, choose "Contact Sentinel" from the About Sentinel drop-down menu, and follow the prompts.

oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT


The Sentinel Board considered the approval of the proposed advisory agreement at a special meeting held on November 14, 2005. During this review, it considered all factors believed relevant, including the performance of each Bramwell Fund as compared to that of similar mutual funds not managed by BramCap; the nature, extent and quality of services to be rendered by Sentinel Asset Management, Inc. ("SAM") and its affiliates; revenue to be received by SAM from the Sentinel Funds; the costs to be borne by, and PRO FORMA profitability of, SAM and its affiliates in providing services to the Sentinel Funds; PRO FORMA Sentinel Fund advisory fees and Class A share expenses as compared to those of similar mutual funds not managed by SAM; the extent to which economies of scale would be realized as the Sentinel Funds grow and whether fee levels reflect these economies of scale for the benefit of investors; the professional experience and qualifications of Ms. Bramwell and other BramCap investment personnel; and the terms of the proposed advisory agreement.

ADVISOR PERSONNEL AND INVESTMENT PROCESS. At the November meeting, the Sentinel Board noted that Ms. Bramwell has worked in the investment industry for more than 35 years, that she has more than ten years of experience as President of BramCap and that she has been managing each Bramwell Fund since its inception. The Sentinel Board also discussed with Ms. Bramwell her investment process and management style.

FUND PERFORMANCE. The Sentinel Board reviewed the investment performance of each Bramwell Fund, noting that the Bramwell Growth Fund's 5- and 10-year returns ranked in the top half of the selected Morningstar peer group, while the 1-year return ranked in the third quartile of that group, and the Bramwell Focus Fund's 1- and 5-year returns ranked in the top half of the selected Morningstar peer group.

ADVISORY FEES AND EXPENSES. The Sentinel Board discussed the pro forma management fee and expense ratios of the Sentinel Funds, noting that each Sentinel Funds' advisory fee schedule included the use of breakpoints, that the pro forma management fee and total annual expenses for the Sentinel Capital Growth Fund ranked in the top half of the selected Morningstar peer group, that the Sentinel Growth Leaders Fund's pro forma advisory fee was near the median of the selected Morningstar peer group and that, while the Sentinel Growth Leaders Fund's pro forma net expenses rank in the third quartile of that peer group, the Fund's projected assets were also about half of the next smallest fund in that group. The Sentinel Board also noted that the Sentinel Funds' maximum advisory fee was lower than each corresponding Bramwell Fund.

PROFITABILITY. The Sentinel Board reviewed information prepared by SAM, calculated on a pro forma basis, regarding the projected profitability to SAM of its advisory relationship with each Sentinel Fund as well as the overall profitability to SAM and its affiliates as compared to the profitability of thirteen publicly held investment management companies provided by Morningstar Associates LLC. The Sentinel Board noted that SAM did not expect management of the Sentinel Funds to be profitable during the first year.

ECONOMIES OF SCALE. The Sentinel Board considered whether there could be economies of scale with respect to the management of the Sentinel Funds, and whether the Sentinel Funds would appropriately benefit from any available economies of scale. The Sentinel Board noted that the proposed advisory agreement included an advisory fee breakpoint schedule. They also considered the current level of assets of each Bramwell Fund. After reviewing these and related factors, the Sentinel Board concluded, within the context of their overall conclusions regarding the proposed advisory agreement, that the extent to which economies of scale were shared with the Sentinel Funds supported the proposed advisory agreement.

CONCLUSION. The Sentinel Board considered SAM to be an experienced asset management firm and Ms. Bramwell to be an experienced portfolio manager. After deliberations by the Sentinel Board's Independent Directors without the presence of employees of SAM or its affiliates, all of the Directors present, which constituted a majority of the Sentinel Board and of the Independent Directors, approved the proposed advisory agreement, subject to any required shareholder approval, concluding that the proposed advisory agreement was reasonable in relation to the services to be provided and that it was in the best interests of each Sentinel Fund.

PROXY VOTING RESULTS

Special Meeting of Shareholders - March 10, 2006
Bramwell Growth Fund, a series of The Bramwell Funds, Inc. Proposal #1: To approve the reorganization of the Bramwell Growth Fund in accordance with the Plan of Reorganization, including the Investment Advisory Agreement, and the transactions it contemplates as described in the Proxy Statement/Prospectus.

        For                       Against                    Abstain
        4,061,208 sh.             843,915 sh.               80,348 sh.


Bramwell Focus Fund, a series of The Bramwell Funds, Inc.

Proposal #1: To approve the reorganization of the Bramwell Focus Fund in accordance with the Plan of Reorganization, including the Investment Advisory Agreement, and the transactions it contemplates as described in the Proxy Statement/Prospectus.

        For                    Against                  Abstain
        420,059 sh.           29,464 sh.                17,933 sh.

oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

DIRECTORS AND OFFICERS


The names and other information about the Directors of Sentinel Group Funds, Inc. are set forth below. The same 11 persons are also Trustees of the Sentinel Pennsylvania Tax-Free Trust.


                                  POSITION AND
                                  LENGTH OF                                                                    PUBLIC
NAME, ADDRESS, AGE                TIME SERVED*              PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS     DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
JOHN D. FEERICK (69)              Director, since 1984      Fordham University School of Law - Professor of    Wyeth (a
140 West 62nd Street                                        Law since 1982; Dean, from 1982 to 2002; NYS       pharmaceutical
New York, New York 10023                                    Commission on Judicial Elections, since 2003;      company) - Director,
                                                            Special Master of Family Homelessness              since 1987; Group
                                                            in NYC -  from 2003 to 2005; Judicial              Health Incorporated
                                                            Referee on School Funding - 2004                   -Director, since 1999
------------------------------------------------------------------------------------------------------------------------------------
RICHARD I. JOHANNESEN, JR. (71)   Director, since           Retired - Bond Market Research Department,         None
National Life Drive               1994; Audit,              Salomon Brothers Inc. - Vice President and
Montpelier, Vermont 05604         Compliance &              Manager
                                  Pricing Committee
                                  Chair, since 2004
------------------------------------------------------------------------------------------------------------------------------------
KENISTON P. MERRILL (69)          Director, since           Retired - Formerly Advisor Chair and Chief         Mary Hitchcock
National Life Drive               1987; Chair, 1990-        Executive Officer                                  Memorial Hospital -
Montpelier, Vermont 05604         1997                                                                         Trustee, 1995 -
                                                                                                               2005; Dartmouth
                                                                                                               Hitchcock Alliance -
                                                                                                               Trustee, 1995 - 2005
------------------------------------------------------------------------------------------------------------------------------------
DEBORAH G. MILLER (56)            Director, since 1995      Ascendent Systems (a voice and messaging systems   Libby Glass -
National Life Drive                                         company) - Chief Executive Officer, since 2005;    Director, since 2003;
Montpelier, Vermont 05604                                   Enterprise Catalyst Group (a management            Wittenberg
                                                            consulting firm ) - Chief Executive Officer,       University - Director
                                                            since 2003; iCEO LLC (an employment agency) -      since 1998
                                                            Chief Executive Officer 2000 to 2003
------------------------------------------------------------------------------------------------------------------------------------
JOHN RAISIAN, PH.D. (56)          Director, since 1996      Hoover Institution at Stanford University -        None
National Life Drive                                         Economist, since 1986
Montpelier, Vermont 05604


                                                                              27


oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

DIRECTORS AND OFFICERS (CONTINUED)
                                  POSITION AND
                                  LENGTH OF                                                                PUBLIC
NAME, ADDRESS, AGE                TIME SERVED*           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS    DIRECTORSHIPS

NANCY L. ROSE (47)                Director, since 2003   Massachusetts Institute of Technology - Professor CRA International,
National Life Drive                                      of Economics, since 1985; National Bureau of      Inc. (a consulting
Montpelier, VT 05604                                     Economic Research - Director of Industrial        firm) - Director,
                                                         Organization Research Program, since 1990         since 2004
------------------------------------------------------------------------------------------------------------------------------------
RICHARD H. SHOWALTER (59)         Director, since        Dartmouth-Hitchcock Alliance and Mary             None
National Life Drive               2003; Lead             Hitchcock Memorial Hospital - Senior Vice
Montpelier, VT 05604              Independent            President and Chief Financial Officer, since 1985;
                                  Director               Dartmouth-Hitchcock Clinic - Senior Vice
                                  since 2005             President and Chief Financial Officer, since 1999;
                                                         Dartmouth-Hitchcock Medical Center - Treasurer,
                                                         since 1995

------------------------------------------------------------------------------------------------------------------------------------
SUSAN M. STERNE (60)              Director, since 1990   Economic Analysis Associates, Inc. - President,   None
5 Glen Court                                             since 1979
Greenwich, CT  06830-4505
------------------------------------------------------------------------------------------------------------------------------------
ANGELA E. VALLOT (49)             Director, since        Vallot Consultants - President, since 2004;       None
National Life Drive               1996; Governance,      Colgate-Palmolive Company (a consumer
Montpelier, VT 05604              Contracts &            products company ) - Vice President - 2001 to
                                  Nominating Chair,      2003; Texaco, Inc. (an integrated energy company)
                                  since 2004             - Director of Diversity, 1997 to 2001


The names of and other information relating to the two Directors who are officers and "interested persons" of the Funds as defined in the Investment
Company Act of 1940, as amended and to the other officers of the Funds is set forth below.

------------------------------------------------------------------------------------------------------------------------------------
THOMAS H. MACLEAY (56)            Chair and Director,    National Life Holding Company (a mutual           Sentinel Variable
National Life Drive               since 2003; Chief      insurance holding company) and National Life      Products Trust (7)
Montpelier, VT      05604         Executive Officer      Insurance Company ("National Life") - Chairman
                                  2003-2005              of the Board, President and Chief Executive
                                                         Officer, since 2002; President and Chief Operating
                                                         Officer, 1996 to 2001; Sentinel Variable Products
                                                         Trust - Chairman, since 2004; Chief Executive
                                                         Officer, 2004 to 2005

CHRISTIAN W . THWAITES (48)       President, Chief       Sentinel Asset Management, Inc. ("Advisor") -     None
National Life Drive               Executive Officer      President & Chief Executive Officer, since 2005;
Montpelier, VT 05604              and Director, since    National Life - Executive Vice President, since
                                  2005                   2005; Sentinel Variable Products Trust - President
                                                         and Chief Executive Officer, since 2005; Sentinel
                                                         Financial Services Company ("SFSC") - Chief
                                                         Executive Officer since 2005, President 2005 to
                                                         2006; Sentinel Administrative Services, Inc.
                                                         ("SASI") - President & Chief Executive Officer
                                                         since 2005; Sentinel Advisors Company ("SAC") and
                                                         Sentinel Administrative Services Company
                                                         ("SASC") - President & Chief Executive Officer
                                                         2005 to 2006; Skandia Global Funds - Chief
                                                         Executive Officer, 1996 to 2004

28




oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

DIRECTORS AND OFFICERS (CONTINUED)


                                  POSITION AND
                                  LENGTH OF                                                                        PUBLIC
NAME, ADDRESS, AGE                TIME SERVED*            PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS           DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
THOMAS P. MALONE (50)             Vice President and      SASI- Vice President, since 2006; Sentinel Variable          N/A
National Life Drive               Treasurer, since        Products Trust - Vice President and Treasurer, since
Montpelier, VT 05604              1997; Assistant         2000; SASC - Vice President 1998 to 2006
                                  Vice President,
                                  1990 to 1997
------------------------------------------------------------------------------------------------------------------------------------
JOHN K. LANDY (46)                Vice President,         SASI - Senior Vice President, since 2006; Vice President,    N/A
National Life Drive               since 2002              1997 to 2004; Sentinel Variable Products Trust - Vice
Montpelier, Vermont 05604                                 President, since 2004; SASC - Senior Vice President
                                                          2004 to 2006
------------------------------------------------------------------------------------------------------------------------------------
SCOTT G. WHEELER (41)             Assistant Vice          SASI - Assistant Vice President, since 2006; Sentinel        N/A
National Life Drive               President and           Variable Products Trust - Assistant Vice President and
Montpelier, Vermont 05604         Assistant Treasurer,    Assistant Treasurer, since 2004; SASC - Assistant Vice
                                  since 1998              President 1998 to 2006
------------------------------------------------------------------------------------------------------------------------------------
KERRY A. JUNG (33)                Secretary since         National Life - Senior Counsel, since 2005; Sentinel         N/A
National Life Drive               2005                    Variable Products Trust - Secretary, since 2005; Equity
Montpelier, VT 05604                                      Services, Inc. ("ESI"); Advisor; SFSC - Counsel, since
                                                          2005; SASI - Counsel, since 2006; SAC, SASC - Counsel,
                                                          2005 to 2006; Strong Financial Corporation -
                                                          Managing Counsel, 2004-2005; Associate Counsel, 2000 to
                                                          2004
------------------------------------------------------------------------------------------------------------------------------------
D. RUSSELL MORGAN (50)            Chief Compliance        Advisor; National Variable Annuity Account II;               N/A
National Life Drive               Officer since 2004;     National  Variable Life Insurance Account
Montpelier, Vermont 05604         Secretary, 1988-2005    - Chief Compliance Officer, since 2004; Sentinel
                                                          Variable Products Trust - Chief Compliance
                                                          Officer, since 2004; Secretary, 2000 - 2005;
                                                          National Life - Assistant General Counsel, 2001 to
                                                          2005; Senior Counsel, 2000 to 2001; ESI - Counsel,
                                                          1986 to 2005; Advisor, SAC, SFSC, SASC - Counsel,
                                                          1993 to 2005


* Each Director serves until his or her successor is elected and qualified, until the March meeting of the Board after the Director attains age 72, or until his or her death, resignation or removal as provided in the Funds' bylaws, charters or by statute.




INVESTMENT ADVISER                        CUSTODIAN AND DIVIDEND PAYING AGENT
Sentinel Asset Management, Inc.           State Street Bank & Trust Company -
                                          Kansas City
PRINCIPAL UNDERWRITER
Sentinel Financial Services Company       TRANSFER AGENT, SHAREHOLDER SERVICING
                                          AGENT AND ADMINISTRATOR
COUNSEL                                   Sentinel Administrative Services, Inc.
Sidley Austin LLP

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
PricewaterhouseCoopers LLP

{LOGO OMITTED}
SENTINEL FUNDS
INDEPENDENT THINKING
SINCE 1934



Sentinel Capital Growth Fund
Sentinel Growth Leaders Fund



DISTRIBUTED BY
Sentinel Financial Services Company
National Life Drive
Montpelier, Vermont 05604
(800) 233-4332
www.sentinelfunds.com


THIS BROCHURE IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.



                                                              PRSRT STD U.S.
                                                               POSTAGE PAID
                                                              Montpelier, VT
                                                               Permit No. 6











SF0780(0606)                                                     Cat. No. 50222

ITEM 2. CODE OF ETHICS

(a) As of June 30, 2006, the Registrant had adopted a code of ethics that applies to the Registrant's Principal Executive and Senior Financial Officers, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.
(c) There were no amendments during the fiscal year ended June 30, 2006 to any provision of the code of ethics that applies to the Registrant's Principal Executive and Senior Financial Officers. However, the funds to which this report relates joined the Registrant by merger as of March 17, 2006, and first became subject to this code of ethics as of that date.
(d) There were no waivers granted during the fiscal year ended June 30, 2006 from any provision of the code of ethics that applies to the Registrant's Principal Executive and Senior Financial Officers.
(e)  Not applicable.
(f)  A copy of the Registrant's code of ethics is attached as an exhibit.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant's Board of Directors has determined that Richard H. Showalter, Jr. is the Audit Committee Financial Expert serving on the Registrant's Audit Committee and that Mr. Showalter is independent.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. PricewaterhouseCoopers billed the Registrant aggregate fees of $47,500 for professional services rendered to the Registrant for the last fiscal year and $38,125 for the fiscal year ended June 30, 2005.

(b) Audit-Related Fees. PricewaterhouseCoopers has not billed the Registrant for audit-related fees during the last two fiscal periods.
     PricewaterhouseCoopers did not provide any audit-related services to the Registrant that are not included in response to item 4(a) for the fiscal year ended June 30, 2006.

(c) Tax Fees. PricewaterhouseCoopers billed the Registrant aggregate fees of $6,720 for services including the review of the Fund's applicable tax returns and responding to general tax questions for the last fiscal year and $6,700 for the fiscal year ended June 30, 2005.

(d) All Other Fees. PricewaterhouseCoopers has not billed the Registrant for other products and services during the last two fiscal years.

(e)(1) Audit Committee Pre-Approval Policy. The policy of the Registrant's Audit Committee is to pre-approve (or establish policies for pre-approval) all auditing services to be provided to the Registrant by the independent auditor and to pre-approve (or establish policies for the pre-approval of) all non-auditing services, including tax services, to be provided to the Registrant by the independent auditor. The Audit Committee also must pre-approve (or establish policies for the pre-approval of) non-auditing services to be provided to the Registrant's investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2) 100% of the services described in (c) and (d) above were approved by the Audit Committee.

(f) All of the work in connection with the audit of the Registrant's financial statements was performed by full-time employees of PricewaterhouseCoopers.

(g) Except as disclosed in Item 4(c), there were no non-audit fees billed by PricewaterhouseCoopers for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the Registrant's last two fiscal years.

(h) The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a)  Not applicable.
(b) Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

During the fiscal year of the funds that are the subject of this report, but before such funds merged into the Registrant, the Registrant amended its Bylaw provisions relating to shareholder recommendation of nominees to its board, to read as shown below. The funds that are the subject of this report later became subject to such Bylaw provisions when they were merged into the Registrant.

(1) Nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Board of Directors, or (iii) by any stockholder of the Corporation who was a stockholder of record both at the time of giving of notice by the stockholder as provided for in this Section 11(a) and at the time of the annual meeting, who is entitled to vote at the meeting and who has complied with this Section 11(a).


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(2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this
Section 11, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation and such other business must otherwise be a proper matter for action by the stockholders. In any year in which an annual meeting is to be held, to be timely, a stockholder's notice shall set forth all information required under this Section 11 and shall be delivered to the secretary at the principal executive office of the Corporation not earlier than the 150th day prior to the anniversary of the date of mailing of the notice for the preceding annual meeting nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the anniversary of the date of mailing of the notice for the preceding annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the anniversary of the date of the preceding annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth (i) as to each individual whom the stockholder proposes to nominate for election or reelection as a director, (A) the name, age, business address and residence address of such individual, (B) the class, series and number of any shares of stock of the Corporation that are beneficially owned by such individual, (C) the date such shares were acquired and the investment intent of such acquisition, (D) whether such stockholder believes any such individual is, or is not, an "interested person" of the Corporation, as defined in the Investment Company Act of 1940, as amended, and the rules promulgated thereunder (the "Investment Company Act") and information regarding such individual that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Corporation, to make such determination and (E) all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a description of such business, the reasons for proposing such business at the meeting and any material interest in such business of such stockholder and any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder and the Stockholder Associated Person therefrom;
(iii) as to the stockholder giving the notice and any Stockholder Associated Person, the class, series and number of all shares of stock of the Corporation which are owned by such stockholder and by such Stockholder Associated Person, if any, and the nominee holder for, and number of, shares owned beneficially but not of record by such stockholder and by any such Stockholder Associated Person;
(iv) as to the stockholder giving the notice and any Stockholder Associated Person covered by clauses (ii) or (iii) of this paragraph (2) of this
Section 11(a), the name and address of such stockholder, as they appear on the Corporation's stock ledger and current name and address, if different, and of such Stockholder Associated Person; and (v) to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business on the date of such stockholder's notice.


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(3) In any year an annual meeting of stockholders is to be held, notwithstanding anything in this subsection (a) of this Section 11 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement of such action at least 130 days prior to the anniversary of the date of mailing of the notice of the preceding annual meeting, a stockholder's notice required by this Section 11(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive office of the Corporation not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Corporation.

(4) For purposes of this Section 11, "Stockholder Associated Person" of any stockholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder and
(iii) any person controlling, controlled by or under common control with such Stockholder Associated Person.

ITEM 11. CONTROLS AND PROCEDURES

The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission. There were no changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's most recently completed fiscal half-year covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sentinel Group Funds, Inc.

By: /s/ Christian W. Thwaites
-----------------------------
Christian W. Thwaites,
President & Chief Executive Officer
Date: September 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Thomas P. Malone
------------------------
Thomas P. Malone,
Vice President &
Treasurer
Date: September 7, 2006






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